Subsequent Events	3 Months Ended	12 Months Ended
	Dec. 31, 2015	Sep. 30, 2015
Subsequent Events [Abstract]
Subsequent Events

NOTE 10 – SUBSEQUENT EVENTS

The Company has evaluated events that occurred subsequent to December 31, 2015, and through the date of the Consolidated Financial Statements.

On December 4, 2014, the Company entered into a securities purchase agreement for a $3 million EzPAS Facility with Blackbridge Capital, a New York based hedge fund. However, during 2015 the Company believed that this agreement had lapsed and was of no effect. As a result, the Company did not honor the $105,000 note issued as part of the commitment fee. However, in December of 2015, the Company received assurances from Blackbridge Capital that it would honor the $3 million EzPAS facility and as a result, the Company now acknowledges and validates the $105,000 convertible note (See “2015 Note” in Item 1, Note 5).

The Blackbridge EzPAS Facility gives the Company the right but not the obligation to issue and sell up to $3 million in shares of common stock to Blackbridge as needed over the 24month period following the effectiveness of the Company’s registration statement. Sales of the Company stock under this agreement will be sold at a discount of 85% of the market price during the valuation period. The maximum draw down amount allowed under the agreement is the lesser of $250,000 or 200% of the recent average daily trading volume times the per share purchase price.

On January 5, 2016, the Company issued a $47,615 Convertible Promissory Note to the McGee Law Firm for services rendered. The Note is due on October 31, 206 and accrues interest at 12.0% per annum. On or after May 1, 2016, at the option of the holder, the then outstanding amount of the Note may be converted into common stock of the Company at a conversion price equal to the lesser of $0.01 per share or 50% of the three lowest closing prices average for the 10 business days prior to the conversion date

NOTE 11 – SUBSEQUENT EVENTS None.